Morgan Stanley Quality Income Trust
                          Item 77(O) 10F-3 Transactions
                         March 1, 2004 - August 31, 2004



 Security   Purcha   Size   Offeri    Total   Amount   % of    % of
Purchased     se/     of      ng     Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng      of    Offering  Purcha  Purcha   Tota
                            Shares              sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
  Rouse     3/10/0    -     $99.69  $400,000  270,00   0.07%   0.24  JP Morgan,
 Company       4                      ,000       0              %     Banc of
                                                                      America
                                                                     Securities
                                                                      LLC, UBS
                                                                     Investment
                                                                       Bank,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                        PNC
                                                                      Capital
                                                                      Markets
                                                                      Inc, RBC
                                                                      Capital
                                                                      Markets,
                                                                       Scotia
                                                                      Capital
                                                                        and
                                                                      Wachovia
                                                                     Securities


            6/22/0    -     $99.14  $750,000  1,705,   0.14%   1.07  JPMorgan,
               4                      ,000      000             %     Banc of
                                                                      America
                                                                     Securities
 Harrah's                                                               LLC,
Operating                                                            Citigroup,
 Company                                                             Commerzban
   Inc.                                                                  k
                                                                     Securities
                                                                     , Barclays
                                                                      Capital,
                                                                      KeyBanc
                                                                      Capital
                                                                      Markets,
                                                                       Bear,
                                                                     Stearns &
                                                                     Co. Inc.,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , Goldman,
                                                                      Sachs &
                                                                        Co.,
                                                                       Morgan
                                                                      Stanley,
                                                                       Wells
                                                                       Fargo
                                                                     Securities
                                                                     , LLC, RBS
                                                                     Greenwich
                                                                      Capital,
                                                                       Scotia
                                                                      Capital,
                                                                        BNP
                                                                      Paribas,
                                                                       Piper
                                                                     Jaffray &
                                                                        Co.,
                                                                       Lehman
                                                                     Brothers,
                                                                     Ramirez &
                                                                     Co., Inc.